SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) May 14, 2007

ACR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	0-12490	74-2008473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilcrest Drive,
Suite 440
Houston, Texas 77042
(Address of Principal Executive Offices, Including Zip Code)
(713) 780-8532
Registrant’s telephone number, including area code
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 14, 2007, ACR Group, Inc. (the “Company”) issued a press release reporting its financial results for the quarter and fiscal year ended February 28, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Included in this Form 8-K as supplemental data are unaudited balance sheets for February 28, 2007 and 2006. These unaudited balance sheets were not included in the Company’s press release and are included as new information to provide greater insight into the Company’s financial condition prior to filing it on Form 10-K. Copies of the unaudited balance sheets are attached hereto as Exhibit 99.2.

The information contained in this Form 8-K and the Exhibits attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit 99.1—ACR Group, Inc. Press Release dated May 14, 2007.

Exhibit 99.2—Supplemental Data: unaudited balance sheets for February 28, 2007 and 2006.

Exhibit	Description

99.1	Press release dated May 14, 2007 issued by ACR Group, Inc.

99.2	Unaudited balance sheets for February 28, 2007 and 2006 for ACR Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACR Group, Inc.

Dated: May 17, 2007	By	/s/ Anthony R. Maresca
Anthony R. Maresca Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release dated May 14, 2007 by ACR Group, Inc.

99.2	Supplemental Data: unaudited balance sheets for February 28, 2007 and 2006.